UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 14, 2022, Vistagen Therapeutics, Inc. (the “Company”) convened its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Four of the six proposals described in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) were submitted to the Company’s stockholders for a vote at the Annual Meeting, after which time the Annual Meeting was adjourned to provide for sufficient time for the Company to solicit and collect additional proxies in favor of Proposal Nos. 5 and 6. The reconvened Annual Meeting will be conducted in the same virtual format described in the Proxy Statement. Only stockholders of record as of August 16, 2022, the record date for the Annual Meeting, or their legal proxy holders, are entitled and requested to vote. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted will be voted in the manner specified in respect of Proposal Nos. 5 and 6 at the reconvened Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement.

As described in the Proxy Statement:

●
Proposal No. 5 is a proposal to approve discretionary authority for the Company’s Board of Directors (“Board”) to implement a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of between 1-for-2 and 1-for-30, which ratio will be determined by the Board, and to file an amendment to the Company’s Restated and Amended Articles of Incorporation, as amended, with the Nevada Secretary of State to effect the Reverse Split at any time as the Board may deem necessary and advisable prior to the one-year anniversary of this Annual Meeting in order to, among other things, maintain the Company’s listing on The NASDAQ Capital Market; and

●
Proposal No. 6 is a proposal to approve of an amendment to the Company’s Second Amended and Restated Bylaws to allow the Board in its sole discretion to determine, from time to time, the number of directors constituting the Board of Directors.

Approval of Proposal Nos. 5 and 6 require a majority of the outstanding shares of our common stock as of August 16, 2022 vote “FOR” each proposal. As of the partial adjournment of Annual Meeting, approximately 45.5% of the shares eligible to vote have voted “FOR” Proposal No. 5 and approximately 28.9% of the shares eligible to vote have voted “FOR” Proposal No. 6.

The matters voted upon at the Annual Meeting prior to adjournment, and the results of the voting, are set forth below.

Proposal No. 1 – Election of Directors

	For	Withheld
Jon S. Saxe, J.D., LL.M.	75,152,747	11,595,898
Ann M. Cunningham, MBA	74,837,362	11,911,283
Joanne Curley, Ph.D.	75,580,373	11,168,272
Margaret M. FitzPatrick, M.A.	75,500,436	11,248,209
Jerry B. Gin, Ph.D., MBA	75,319,236	11,429,409
Mary L. Rotunno, J.D.	75,514,748	11,233,897
Shawn K. Singh, J.D.	75,367,116	11,381,529

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstain
Votes	54,936,835	28,031,076	3,780,734

The vote required to approve this non-binding advisory vote to approve executive compensation was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, to approve of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on August 31, 2022.

Proposal No. 3 – Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	Three Years	Two Years	One Year	Abstain
Votes	23,201,748	2,895,208	54,969,860	5,681,829

Based upon the results of voting on Proposal No. 3, the Board has determined that a Say-On-Pay Proposal will be presented to stockholders every year. The next required vote on the frequency of such Say-On-Pay Proposals will be at the Company’s 2023 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	121,982,727	5,387,358	2,564,769

The vote required to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the fiscal year ending March 31, 2023.

For more information about the foregoing proposals, please review the Company’s Proxy Statement, filed with the Securities and Exchange Commission on August 31, 2022.

Item 7.01	Regulation FD Disclosure.

On October 19, 2022, the Company issued a press release announcing results of voting and partial adjournment of the Annual Meeting and that the Annual Meeting will be reconvened at 1:00 pm PT on Friday, October 28, 2022 solely with respect to Proposal Nos. 5 and 6. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Press Release issued by Vistagen Therapeutics, Inc., dated October 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: October 19, 2022	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer